CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Kit M. Cole, President of Kit Cole Investment Trust (the "Registrant"), hereby certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  March 4, 2004
       -----------------------

By:    /s/ Kit M. Cole
       -----------------------
Name:  Kit M. Cole
Title: President

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Jeff Tappan, Treasurer of Kit Cole Investment Trust (the "Registrant"), hereby certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  March 4, 2004
       -----------------------

By:    /s/ Jeff Tappan
       -----------------------
Name:  Jeff Tappan
Title: Treasurer